    Supplement to Prospectus for Phoenix Spectrum Edge(R)+ Variable Annuity
                       PHL Variable Accumulation Account

This supplement amends the prospectus dated May 1, 2008 and should be read with that prospectus. This supplement and the related prospectus together constitute a new prospectus dated August 8, 2008.

            The following changes are effective on August 18, 2008

Subject to state approval, a new optional guaranteed benefit is available for purchase with the contract. Effective August 18, 2008, we will offer Phoenix Flexible Withdrawal Protector: A Guaranteed Minimum Withdrawal Benefit, which you may also select with an Extended Care Enhancement for an additional fee and subject to state availability. Except where specified, all terms and conditions that apply to Phoenix Flexible Withdrawal Protector apply equally whether or not you have added the Extended Care Enhancement.

Once Phoenix Flexible Withdrawal Protector is approved in a state and we make it available, GMWB 2007 will no longer be available to applicants in that state. In addition to Phoenix Flexible Withdrawal Protector which is described below, the contract offers a guaranteed minimum accumulation benefit (GMAB) and a guaranteed minimum income benefit (GMIB), each of which can be elected separately. You may elect only one of these riders for your contract and currently the riders are only available at the time you buy the contract. Each rider has its own fee, is intended to provide certain benefits, and may entail certain risks. This supplement along with the prospectus provides information about those factors for the riders available with the contract. You should carefully consider these factors in consultation with your registered representative to determine if electing an optional guaranteed benefit is suitable for your goals. You should know that once a guaranteed benefit is terminated, you cannot re-elect or reinstate it. Any amounts payable under an optional guaranteed benefit in excess of your Contract Value are based on the claims-paying ability of PHL Variable Insurance Company.

      The following changes are made to the prospectus dated May 1, 2008

The narrative preceding the table of "Optional Benefit Fees" on page 5 is deleted and replaced with the following.

This table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including annual fund fees and expenses, if you elect an optional benefit. These fees are charged in addition to the annual Separate Account Expenses.

Only one of the following optional guaranteed benefits can be elected. Consult with your financial advisor as to whether the GMAB, the GMIB, or the Phoenix Flexible Withdrawal Protector fits your particular needs.

The following information is added to the table of "Optional Benefit Fees" beginning on page 5.

                   PHOENIX FLEXIBLE WITHDRAWAL PROTECTOR/SM/
           GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) RIDER FEE/1/
              Available August 18, 2008 subject to state approval

                     Fees are expressed as a percentage of
                    the greater of the Benefit Base/2/ and
                                Contract Value
-------------------------------------------------------------------------------
                                       Single Life Option  Spousal Life Option
Maximum fee without Extended Care
  Enhancement.........................        2.50%               2.50%
Maximum additional fee to add
  Extended Care Enhancement...........        0.50%               0.50%

Current fee without Extended Care
  Enhancement/3/......................        0.85%               1.10%
Current additional fee to add
  Extended Care Enhancement/3/........        0.20%               0.20%

/1/ If you choose this rider, you must allocate all premium and contract value to an approved asset allocation program. The rider fee is deducted on each contract anniversary when the rider is in effect for your contract and is generally deducted on a pro rata basis from each

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   investment option, and, if allocation to the GIA and MVA is then permitted, the GIA and the MVA in which the contract has value. Upon contract surrender or rider termination, we will deduct a portion of the annual rider fee for the portion of the contract year elapsed from the surrender proceeds or the contract value, respectively.

/2/ The Benefit Base for Phoenix Flexible Withdrawal Protector is an amount we calculate solely to determine the value of the benefit(s) provided by the rider and, unlike Contract Value, is not available for withdrawals or surrenders. The Benefit Base is affected by various factors including withdrawals and premium payments. See the description of this rider in "Optional Benefits" for information about how the Benefit Base is calculated and used.

/3/ We may change the current fees. If you accept an automatic step-up of the Benefit Base as provided by the rider, you will then pay the current fee in effect at the time of this step-up. See "Optional Benefits", "Phoenix Flexible Withdrawal Protector", and "Automatic Step-Up" for a description of the automatic step-up feature, the impact of a step-up on your rider fee, and how you may decline a step-up.

The following paragraph is added as the last paragraph in the section called "Overview" on page 7.

   You may elect one of the following optional benefits with the contract:

    .  a Guaranteed Minimum Accumulation Benefit (GMAB),

    .  a Guaranteed Minimum Income Benefit (GMIB), or

    . a Guaranteed Minimum Withdrawal Benefit (GMWB), also called Phoenix Flexible Withdrawal Protector, available, for an additional fee, with an Extended Care Enhancement. Taking withdrawals from the contract while the rider is in effect may reduce the benefit of the rider. See "Optional Benefits" for details.

We call these benefits "Optional Guaranteed Benefits". These benefits are provided by rider and have their own fees. If you elect an Optional Guaranteed Benefit other than GMIB, you must allocate all premium and contract value to an asset allocation program we approve for use with these riders. For more information, see "Deductions and Charges", "Additional Programs" and "Optional Benefits".

The section called "Expense Examples" is deleted and replaced with the following:

EXPENSE EXAMPLES

These examples will help you compare the cost of investing in the contract if you elect the Phoenix Flexible Withdrawal Protector Rider with the Extended Care Enhancement. These examples reflect the maximum charges under the contract including the maximum fee of 3.00% for the Phoenix Flexible Withdrawal Rider with Extended Care Enhancement.

If you surrender your contract prior to the Maturity Date or after the Maturity Date under Variable Annuity Payment Options K or L, your maximum costs at the end of each time period shown would be:

Death Benefit Option 1
----------------------
1 Year                      3 Years            5 Years           10 Years
-------------------------------------------------------------------------------
$1,222                      $2,209             $3,174             $5,673

Death Benefit Option 2
----------------------
1 Year                      3 Years            5 Years           10 Years
-------------------------------------------------------------------------------
$1,236                      $2,249             $3,236             $5,773

If you do not surrender or annuitize your contract at the end of the applicable time period, your maximum costs would be:

Death Benefit Option 1
----------------------
1 Year                      3 Years            5 Years           10 Years
-------------------------------------------------------------------------------
$592                        $1,759             $2,904             $5,673

Death Benefit Option 2
----------------------
1 Year                      3 Years            5 Years           10 Years
-------------------------------------------------------------------------------
$606                        $1,799             $2,966             $5,773

 TF1015                                                                    2

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, maximum annual administrative charges, maximum transfer charges, maximum contract fees, maximum of all applicable riders and benefit fees, separate account annual expenses and the maximum annual fund operating expenses that were charged for the year ended 12/31/07.


The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the fund and that you have allocated all of your contract value to the fund with the maximum fees and expenses. Although your actual costs may be higher or lower based on these assumptions, your costs are shown in the table above.


The last two bullets of the section called "Allocation of Premiums and Contract Value" on page 7 are deleted and replaced with the following:

      You may participate in one of the asset allocation programs we offer. Participation in a program is optional, unless you elect an Optional Guaranteed Benefit other than the Guaranteed Minimum Income Benefit (GMIB). If you elect an Optional Guaranteed Benefit, other than GMIB, you must allocate all premium payments and Contract Value to one of the programs approved for use with those benefits. We may offer other programs in the future, however, whether those programs will be made available to both current and prospective contract owners will be determined at the sole discretion of the Company. For more information about the programs, refer to "Asset Allocation and Strategic Programs" below.

The following information is added as the fifth diamond point in the section of the "Contract Summary" entitled "Deductions and Charges" beginning on page 8:

    . Phoenix Flexible Withdrawal Protector fee-the fee is equal to a stated percentage multiplied by the greater of the Benefit Base and the Contract Value. The fee for this rider depends on whether you choose the single life option or the joint life option. Additionally, if you choose the Extended Care Enhancement for your rider, we assess a charge for that feature. The current fees are shown in the table of "Optional Benefit Fees". The fee for your rider may change if you do not decline an automatic step-up provided by the rider. If you do not decline an automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base. See "Optional Benefits" for additional information about the impact of an automatic step-up on your rider and your ability to decline a step-up. The maximum fee for the Phoenix Flexible Withdrawal Protector is 2.50% without the Extended Care Enhancement and 3.00% if the rider is elected with the Extended Care Enhancement.

The "Note" which begins the section entitled "GIA" on page 11 is deleted and replaced with the following:

      Note: Currently, if you have the GMAB, GMWB, or Phoenix Flexible Withdrawal Protector in effect for your contract, you cannot transfer Contract Value or allocate premiums to the GIA. Your premiums must be allocated to an asset allocation or strategic program. We may remove this restriction at any time in the future, e.g. while you participate in an Enhanced Dollar Cost Averaging Program.

The fourth sentence of the section entitled "MVA" on page 12 of the prospectus is deleted and replaced with the following:

      If you elect any Optional Guaranteed Benefit other than the Guaranteed Minimum Income Benefit, you may not allocate premiums or transfer values to the MVA.

 TF1015                                                                    3

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The last sentence of each paragraph following the caption "Free Look Period" on pages 9 and 31 is deleted and replaced with the following.

      However, if applicable state law requires a return of premium payments less any withdrawals, we will return the greater of premium payments less any withdrawals or the Contract Value less any applicable surrender charges.

The section entitled "Guaranteed Minimum Accumulation Benefit Fee" on page 13 is revised by adding the following as the second sentence.

      For contracts issued between May 1, 2007 and April 30, 2008, the fee was 0.50%.

The following new sections are added to the section called "Deductions and Charges", "Guaranteed Minimum Withdrawal Benefit Fee" on page 13.

  Phoenix Flexible Withdrawal Protector Fee

  If you have elected Phoenix Flexible Withdrawal Protector for your contract, we will deduct the rider fee on each rider anniversary while the rider is in effect. Currently, the rider anniversary is the same as the contract anniversary. The fee for this rider is a percentage of the greater of Contract Value or the rider Benefit Base on the date the fee is deducted. We calculate and deduct the rider fee amount after any applicable roll-up and before any automatic step-up of the rider Benefit Base.

      Sample calculation of the rider fee

   Assume that you have reached the end of first rider year, and that your rider fee percentage is 0.85%, your initial Benefit Base was $100,000, you made an additional premium payment of $10,000 during the first rider year and your Contract Value is $110,500. Also, assume that you made no withdrawals during the rider year and that you have not elected to opt-out of automatic step-ups.

   The Benefit Base at the end of the first rider year is equal to the Benefit Base on the rider date ($100,000) plus the amount of the additional premium payment ($10,000) or $110,000.

   Assume that your roll-up percentage is 6.5%. The roll-up amount is equal to 6.5% multiplied by the Benefit Base on the rider date ($100,000) plus the sum of all subsequent premium payments made during the first rider year or [6.5% * ($100,000 + $10,000)] = $7,150.

   The Benefit Base after roll-up is the current Benefit Base ($110,000) compared to the following amount: the current Benefit Base ($110,000) plus the roll-up amount for the first rider year ($7,150). The Benefit Base after roll-up is therefore $117,150 ($110,000 + $7,150).

   Your rider fee is $996 (0.85% of the greater of $110,500 and the $117,150). This rider fee is assessed against your Contract Value and your Contract Value becomes $109,504 ($110,500-$996).

   When we calculate the step-up, we begin that calculation using the current Contract Value, which in this example is $109,504.

  The maximum fee percentage for Phoenix Flexible Withdrawal Protector is 2.50% and the maximum additional fee percentage to add the optional Extended Care Enhancement is 0.50%. The current fee for Phoenix Flexible Withdrawal Protector varies depending on whether the single life or spousal life option is selected. While we do not currently do so, we may in the future charge different fees depending on the asset allocation program you select. An additional current fee amount is charged if you add the Extended Care Enhancement. This fee is currently 0.20% for either the single or spousal life option and is assessed along with and in the same manner as the fee for the Phoenix Flexible Withdrawal Protector without the Extended Care Enhancement. See the table of "Optional Benefit Fees" for details.

 TF1015                                                                    4

  You should know that we may increase your fee on the date of any automatic step-up to the Benefit Base for this rider. If you do not decline an automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base. In any case, the fee will not exceed the maximum percentage. See "Optional Benefits", "Phoenix Flexible Withdrawal Protector" for additional information on the potential impact of the step-up feature on the rider fee and your ability to decline the step-up.

  Unless we agree otherwise, the rider fee will be deducted from total Contract Value with each investment option, and if allocation to the GIA and MVA is then permitted, the GIA and MVA in which the contract has value bearing a pro rata share of such fee based on the proportionate value in each of those accounts.

  If you surrender the contract on a date other than a contract anniversary, we will deduct a proportional rider fee, calculated as described below, from the amount paid on surrender. If the rider terminates, we will deduct a proportional rider fee, calculated as described below, on the date of termination. The proportional rider fee is calculated by multiplying the fee percentage then in effect for the rider by the greater of the Benefit Base or the Contract Value on the date you surrender the contract or the date the rider terminates, as applicable, and then multiplying the amount by the result of the number of days elapsed in the rider year divided by the total number of days in that year.

The seventh sentence of the section called "Deductions and Charges"; "Surrender Charges" on page 14 is deleted and replaced with the following:

  Surrender charges will also be waived when you begin taking annuity payments provided your contract has been in effect for five years.

The section called "Additional Programs" along with the sub-sections called "Asset Allocation and Strategic Programs", "Selecting a Program and Option" and "Program Required for GMAB and GMWB" beginning on page 16 are hereby deleted and replaced with the following:

  Additional Programs

  If you have any Optional Guaranteed Benefit other than Guaranteed Minimum Income Benefit (GMIB) attached to your contract, you must elect and continue to participate in an approved asset allocation program or the Optional Guaranteed Benefit will terminate. All initial and subsequent premium payments and Contract Value must be allocated to your chosen program beginning on the date your chosen rider is effective, which currently must be the contract date. There is no charge to participate in any approved program. We do not currently but may in the future vary the fee for the Phoenix Flexible Withdrawal Protector based on the asset allocation program selected.

  Provided that you do not have any Optional Guaranteed Benefit riders attached to your contract, you may elect any of the additional programs described below at any time and at no charge.

  We may discontinue, modify or amend these programs as well as offer new programs or change the programs that are approved for use with the Optional Guaranteed Benefits in the future.

  Asset Allocation and Strategic Programs

  Asset allocation and strategic programs are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The asset allocation and strategic programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal). We currently offer several asset allocation programs many of which are approved for use with the Optional Guaranteed Benefits. Information about the programs we currently offer and whether each is approved for use with an Optional Guaranteed Benefit is provided below.

 TF1015                                                                    5

  For ease of reference throughout this section, we refer to the asset allocation and strategic programs described, simply as "programs", and we refer to the asset allocation options available within the programs, as "options". We do not charge for participating in the programs or their options. You may participate in only one asset allocation program at a time and your ability to use an asset allocation program with Asset Rebalancing and Dollar Cost Averaging or Enhanced Dollar Cost Averaging is limited as described in "Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs." Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option within a program, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective contract owners. For the most current information on any program or option, please contact your registered representative.

  Selecting a Program and Option-Contracts without Optional Guaranteed Benefits

  If you have not elected an Optional Guaranteed Benefit for your contract, you are not required to elect an asset allocation program but may do so if you wish. If you are interested in electing a program, you should consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options.

  When you participate in a program, all of your premium payments and Contract Value will be allocated to the investment options in accordance with your selected program and, if applicable, the option within that program. You may, at any time, switch your current program or option, and may elect any modified or new programs or options the Company may make available subject to our rules then in effect. You may cancel your participation in a program at any time, and later re-enroll in a program by contacting our Annuity Operations Division. If a program is eliminated, we will notify you of the elimination and you should consult with your registered representative to choose among the other programs available at that time. To enroll in a program, you must properly complete the election form we require and return it to our Annuity Operations Division at the address shown on the first page of your prospectus.

  Selecting a Program and Option-Contracts with Optional Guaranteed Benefits

  If you purchase a contract with an Optional Guaranteed Benefit, other than the Guaranteed Minimum Income Benefit (GMIB), you must select one of the approved programs through which to allocate your premium payments and Contract Value. When you participate in one of the approved programs all your premium payments and Contract Value will be allocated to the investment options in accordance with your selected program and, if applicable, the option within that program. You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs or options. You may, at any time, switch your current program or option to another approved program and may elect any modified or new programs or options the Company may make available subject to our rules then in effect. If we are then charging different fees for Optional Benefits based on the approved asset allocation program you select, changing programs or options may change the fee for the Optional Guaranteed Benefit on your contract.

  Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling the program will cause your Optional Guaranteed Benefit to terminate without value. You may later re-enroll in a program but re-enrollment will not reinstate an Optional Guaranteed Benefit.

  We currently offer the programs listed below. Except as noted, these programs are approved programs for use with the Optional Guaranteed Benefits.

 . Franklin Templeton Founding Investment Strategy, and

 . Phoenix-Ibbotson Strategic Asset Allocation (Phoenix-Ibbotson Strategic
   Asset Allocation Aggressive Growth model not available with Phoenix Flexible Withdrawal Protector)

 TF1015                                                                    6

  A brief description of each program follows.

  . Franklin Templeton Founding Investment Strategy

   Through the Franklin Templeton Founding Investment Strategy, premium payments and Contract Value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the Contract Value allocated to the three investment options back to the original allocation percentages in each investment option.

       .  Franklin Income Securities Fund - 34%

       .  Mutual Shares Securities Fund - 33%

       .  Templeton Growth Securities Fund - 33%

  . Phoenix-Ibbotson Strategic Asset Allocation

   PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. The options approved for use are:

       . Conservative Portfolio which seeks conservation of capital and has a portfolio allocation more heavily weighted in fixed income investments than in equities.

       . Moderately Conservative Portfolio which primarily seeks current income, with capital growth as a secondary objective, and has a portfolio allocation of approximately equal weightings in equities and fixed income investments.

       . Moderate Portfolio which seeks long-term capital growth and current income with emphasis on current growth, and has a portfolio allocation more heavily weighted in equities than in fixed income investments.

       . Moderately Aggressive Portfolio which seeks long-term capital growth with current income as a secondary objective, and has more than three quarters of the portfolio in equities and less than one quarter in fixed income investments.

       . Aggressive Portfolio which seeks long-term capital growth and is invested primarily in equities

   On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (Contract Value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. If you elect to participate in this program on and after September 10, 2007, on an annual basis, we will reallocate the Contract Value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your contract date for as long as the asset allocation program is in effect for your contract. You should consult with your registered representative for the most current information on this program and the options within the program.

  . Phoenix Dynamic Asset Allocation Series-Closed to new investment effective March 24, 2008

   The Phoenix Dynamic Asset Allocation Series are "funds of funds" that invest in other mutual funds based on certain target percentages. The series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk. Asset allocations are updated quarterly, or more often, depending on changes in the economy or markets. Each option is rebalanced regularly to the most recent allocations. The options approved for use are:

       .  Phoenix Dynamic Asset Allocation Series: Moderate

       .  Phoenix Dynamic Asset Allocation Series: Moderate Growth

 TF1015                                                                    7

       .  Phoenix Dynamic Asset Allocation Series: Growth

       .  Phoenix Dynamic Asset Allocation Series: Aggressive Growth

For contracts issued beginning on August 18, 2008, the Guaranteed Amount Factors 1 and 2 described in the "Guaranteed Amount" sub-section of the section called "Optional Benefits" on page 19 are equal to 1.00. For contracts issued between May 1, 2007 through August 17, 2008, the Guaranteed Amount Factors 1 and 2 were 1.05.

The section called GMWB (effective May 1, 2007) on page 22 is replaced with the following


   GMWB 2007 (issued between May 1, 2007 through August 17, 2008 or the later date immediately preceding the date on which we begin offering Phoenix Flexible Withdrawal Protector in your state)


      GMWB 2007 (issued between May 1, 2007 through August 17, 2008 or the later date on which we begin offering Phoenix Flexible Withdrawal Protector in your state), guarantees that each contract year after the Benefit Eligibility Date, you may take withdrawals up to the annual benefit amount until the first death of any Covered Person, if the Single Life Option is in effect, or until the last death of any Covered Person if the Spousal Life Option is in effect even if your Contract Value reduces to zero.

 TF1015                                                                    8

The following new sub-section is added to the section called "Guaranteed Minimum Withdrawal Benefit (GMWB)" within the section called "Optional Benefits" on page 22.

                  Phoenix Flexible Withdrawal Protector/SM/:
                    A Guaranteed Minimum Withdrawal Benefit

   Summary of Benefit

   Beginning August 18, 2008, subject to state approval and our implementation of the rider in the various states, you may purchase the Phoenix Flexible Withdrawal Protector and may also select the optional Extended Care Enhancement with the rider for an additional charge. When you elect the Phoenix Flexible Withdrawal Protector, the GMWB component is automatically included. You must elect the Extended Care Enhancement to be included as part of the rider at the time you purchase the contract. Currently, these benefits are only available for purchase at the time you buy the contract and you may only purchase one Optional Guaranteed Benefit with the contract. As with the other guaranteed minimum withdrawal benefits (GMWBs) that have been offered with this contract, once you reach the date on which you can access the benefit according to the rider's terms, Phoenix Flexible Withdrawal Protector guarantees a minimum amount in payments or withdrawals from the contract provided you remain within certain restrictions and limitations which are described below. Phoenix Flexible Withdrawal Protector provides a lifetime benefit for the lifetime of one person if the single life option is elected, or for the lifetime of two spouses if the spousal life option is elected. You should know that the rider does not provide access to the benefit prior to the date the youngest Covered Person reaches a particular age, which is currently age 60 for the single life option and the younger spouse's age 65 for the spousal life option. We call the date on which this occurs the Benefit Eligibility Date. See "Important Terms and Conditions Related to Phoenix Flexible Withdrawal Protector" below for the definition of "Covered Person" and other important terms. However, prior to the Benefit Eligibility Date, the value of the benefit can increase as a result of increases to the Benefit Base. See "Events and features causing recalculation of the Benefit Base" below for details

   We call the annual amount of the rider's lifetime benefit, the Annual Benefit Amount. As noted below, the Annual Benefit Amount represents two distinct values depending on whether or not your Contract Value is greater than zero. We calculate the Annual Benefit Amount on the later of the date you make the first withdrawal and the Benefit Eligibility Date. On the date it is calculated, the Annual Benefit Amount equals a percentage we call the Annual Benefit Percentage, multiplied by a value we call the Benefit Base. The Annual Benefit Percentage is an amount ranging from 0%-7% based on the attained age of the youngest Covered Person on the date of the first withdrawal from the contract. If you take a withdrawal before the Benefit Eligibility Date, the Annual Benefit Percentage will be zero and then will be permanently set to 5% on the Benefit Eligibility Date. The Benefit Base is a value we calculate as described below for determining the Annual Benefit Amount. Certain transactions and events under the contract can increase or decrease the Benefit Base. In turn, these transactions and events can increase or decrease the Annual Benefit Amount thereby affecting the amount you receive in payments or withdrawals under the benefit. We further describe these terms, and describe the calculation of these values, and how various contract transactions and events affect these values below.

   Annual Benefit Amount when Contract Value is greater than zero: Guaranteed Withdrawals
   Provided that no withdrawals have been made from the contract prior to the Benefit Eligibility Date (the youngest Covered Person's 60/th/ birthday for the single life option and 65/th/ birthday for the spousal life option), Phoenix Flexible Withdrawal Protector then guarantees a minimum amount of withdrawals you can take from the contract each year after the Benefit Eligibility Date. This amount is the Annual Benefit Amount. The Annual Benefit Amount is not available for guaranteed withdrawals prior to the Benefit Eligibility Date. The rider does not prevent you from taking withdrawals from the contract at any time; however, taking withdrawals prior to the Benefit Eligibility Date may significantly reduce or eliminate the value of the rider benefit. Please see the chart of "Special Risks Associated with Withdrawals" at the end of this section for details. If you have taken withdrawals from the contract prior to the Benefit Eligibility Date, the Benefit Base will be reduced by the withdrawal in the same proportion as the Contract Value is reduced by the withdrawal. See "Taking Withdrawals".

   So long as your remaining Benefit Base is greater than zero when you reach the Benefit Eligibility Date, we will then calculate the Annual Benefit Amount that becomes available to you at that time. The Annual Benefit

 TF1015                                                                    9

   Amount will be equal to the Annual Benefit Percentage multiplied by the Benefit Base on that date. However, if you take withdrawals before the Benefit Eligibility Date and these withdrawals cause both your Contract Value and Benefit Base to become zero, your rider will terminate without value. Since this is a lifetime benefit, postponing withdrawals too long may limit the value of this rider because your remaining life expectancy shortens as you age. You should carefully consider your plans for taking withdrawals from the contract in considering whether this benefit is appropriate for your goals.

   After the Benefit Eligibility Date, withdrawals reduce the future value of this benefit if they exceed the Annual Benefit Amount. We will reduce the Benefit Base if cumulative withdrawals in a rider year are more than the Annual Benefit Amount. This reduction affects the amount available for future guaranteed withdrawals while the Contract Value is greater than zero and for guaranteed payments when the Contract Value is zero. Please see the chart of "Special Risks Associated with Withdrawals" at the end of this section for details. Additionally, withdrawals that exceed the contract's free withdrawal amount are subject to any surrender charges imposed under the contract.

   Annual Benefit Amount when Contract Value is zero: Guaranteed Payments
   If your Contract Value goes to zero on or after the Benefit Eligibility Date (the youngest Covered Person's 60/th/ birthday for the single life option and 65/th/ birthday for the spousal life option), and you have met the conditions of the benefit, the contract and all rights under the contract and rider terminate but we will pay you the Annual Benefit Amount each year until the first death of a Covered Person under the single life option and until the death of the surviving spouse under the spousal life option. The Annual Benefit Amount is not available for guaranteed payments until the Benefit Eligibility Date.

   Asset Allocation or Strategic Program Requirement
   If you purchase Phoenix Flexible Withdrawal Protector, you must select one of the approved asset allocation programs when allocating your premium payments and Contract Value. You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs. You may, at any time, switch your current program to another approved program the Company may make available; however, the fee for the rider may vary depending on the program or option you choose. See the table of "Optional Benefit Fees" for details. We reserve the right to restrict availability of investment options and programs.

   Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling out of programs altogether will cause the rider to terminate without value. You may request to later re-enroll in a program however, re-enrollment will not reinstate the rider. If a program is eliminated while the rider is in effect, we will provide you notice and you must choose among the other approved programs available by working with your registered representative to make an appropriate selection and returning the form we require to the Annuity Operations Division. Descriptions of the programs are found in "Asset Allocation and Strategic Programs" above.

Important Terms and Conditions Related to Phoenix Flexible Withdrawal Protector

Since the rider is purchased with the contract, the rider date is the same as the contract date and rider years are measured the same as contract years.

"Annual Benefit Percentage" is a percentage we use to determine the Annual Benefit Amount. The percentage varies by age as shown below and is established on the date you make the first withdrawal from the contract. If your first withdrawal is prior to the Benefit Eligibility Date (the youngest Covered Person's 60/th/ birthday for the single life option or 65/th/ birthday for the spousal life option) this percentage is reset to 5% on the Benefit Eligibility Date.

-------------------------------------------------------------------------------
   Single Life        Annual Benefit       Spousal Life       Annual Benefit
   Attained Age         Percentage         Attained Age         Percentage
-------------------------------------------------------------------------------
       <60                  0%                 <65                  0%
-------------------------------------------------------------------------------
      60-74                 5%                65-74                 5%
-------------------------------------------------------------------------------
      75-79                 6%                75-79                 6%
-------------------------------------------------------------------------------
      80-84                 6%                80-84                 6%
-------------------------------------------------------------------------------
       85+                  7%                 85+                  7%
-------------------------------------------------------------------------------

 TF1015                                                                    10

   "Benefit Eligibility Date" is the date the benefit provided by the rider is first available to you.

       . For the single life option, the Benefit Eligibility Date is the later of the rider date and the date the youngest Covered Person, as defined below, attains age 60.

       . For the spousal life option, the Benefit Eligibility Date is the later of the rider date and the date the youngest Covered Person attains age 65. For the spousal life option, if either spouse dies prior to the Benefit Eligibility Date, we will reset the Benefit Eligibility Date to the later of the date of the first spousal death, and the date the surviving spouse attains age 65.

   "Covered Person(s)" means the person(s) whose life is used to determine the duration of the lifetime Annual Benefit Amount payments. A Covered Person must be a natural person.

       . For the single life option, the Covered Person can be one or more lives. If there is one natural person owner, the owner is the Covered Person. If there are multiple natural person owners, all owners are Covered Persons. If the owner is a non-natural person, all annuitants named in the contract become the Covered Persons.

       . For the spousal life option, Covered Persons must be two legal spouses under federal law. If there is one natural person owner, the owner and the owner's spouse must be the Covered Persons. The spouse must be the sole beneficiary. If there are two spousal owners, the Covered Persons are the spousal owners, and they must both be each other's beneficiary. If there are multiple non-spousal owners, or if the owner is a non-natural person, the spousal life option is not allowed.

   Benefit Base

   The Benefit Base is the amount established for the sole purpose of determining the Annual Benefit Amount. As noted above, while the Contract Value is greater than zero, so long as you have reached the Benefit Eligibility Date, the Annual Benefit Amount is the amount available for withdrawals. When the Contract Value goes to zero, so long as you have reached the Benefit Eligibility Date, the Annual Benefit Amount is the amount we will pay to you each year.

   Assuming the Phoenix Flexible Withdrawal Protector rider was issued on the date the contract was issued, the Benefit Base on that date equals the initial premium payment. Thereafter, the Benefit Base is re-calculated whenever certain triggering events occur. At any time while the rider is in effect, we will reduce the Benefit Base if cumulative withdrawals in a rider year are more than the Annual Benefit Amount. Generally speaking, assuming no withdrawals have been taken, the Benefit Base will be increased by additional premium payments, and may be increased as a result of the roll-up and step-up features. Additionally, the Benefit Base may be increased at a particular rider anniversary following the end of the roll-up period by an aspect of the roll-up feature we call the Benefit Base Multiplier. We describe events and features causing recalculation of the Benefit Base below. Under no circumstances will the Benefit Base ever exceed a maximum amount. This maximum amount is the sum of the Maximum Benefit Base Percentage, currently 500%, multiplied by the initial premium plus the Maximum Benefit Base Percentage multiplied by the sum of subsequent premiums in the first rider year, plus 100% of other subsequent premiums.

      Sample calculation of the Maximum Benefit Base

     Assume that the initial premium on the rider date was $100,000 and that the Maximum Benefit Base Percentage was 500%. On the rider date, your Maximum Benefit Base is $500,000 (500% times $100,000).

     Now assume that you make an additional premium payment of $20,000 during the first rider year. Your Maximum Benefit Base would be increased to $600,000 [500,000 + (500% times $20,000)].

     Then assume that you make another premium payment of $15,000, but that this premium payment was made in the third rider year. Your Maximum Benefit Base would be increased to $615,000 [$600,000 + (100% times $15,000)].

 TF1015                                                                    11

   Events and features causing recalculation of the Benefit Base

  . Premium Payments Received After the Rider Date

   If we receive premium payments after the rider date, and no withdrawals have been made from the contract, then we will increase the Benefit Base. The Benefit Base will be increased by the dollar amount of each premium payment on the date we receive it. However, if you then take withdrawals from the contract in excess of your Annual Benefit Amount, we will reduce the Benefit Base as described in "Taking Withdrawals" below.

   If any withdrawal has been made from the contract on or prior to our receipt of an additional premium, we will not increase the Benefit Base as a result of premium payments made after such withdrawal.

  . Roll-up Feature

   The GMWB rider includes a roll-up feature. This feature is only available to you if you have reached the Benefit Eligibility Date and have not taken any withdrawals from the contract. A roll-up feature allows for an increase, or "roll-up," in the Benefit Base during a specified period of time, called the roll-up period. Currently, the roll-up period continues until the 10/th/ rider anniversary following the later of the rider date and the last rider anniversary on which an automatic step-up, described below, occurs. In no event can the roll-up period extend beyond the time the younger Covered Person attains a maximum age. This maximum age is the greater of age 95 or the younger Covered Person's age on the rider date plus 10 years. The increase in Benefit Base resulting from a roll-up is based upon a comparison of different values on each rider anniversary, as specified below. For calculation of the increase in Benefit Base provided by the roll-up feature, "subsequent premium payments" means premium payments received after the rider date, excluding premium payments received on any rider anniversary. The roll-up amount is determined by multiplying the Benefit Base as of the prior rider anniversary or, for the roll-up at the end of the first rider year, the Benefit Base on the last valuation date of the first rider year by a percentage, currently 6.5%.

   If you are eligible for the roll-up feature of the rider, we will consider an additional value in recalculating Benefit Base on the rider anniversary at or following the end of the roll-up period on which the youngest Covered Person has attained age 70. This additional value applies the Benefit Base Multiplier, currently 200%, to the sum of the Benefit Base on the rider date plus subsequent premium received in the first rider year. The recalculation of the Benefit Base under the various situations that can exist at the end of the roll-up period is described below.

   . Rider Anniversaries During the Roll-up Period

   On each rider anniversary during the roll-up period, if no withdrawals have been made, the Benefit Base will be re-calculated on that rider anniversary. The re-calculated Benefit Base will be set equal to the greater of the following unless the automatic step-up feature has been suspended in which case, it will be set to the second of the two values described below:

    . the Contract Value then in effect, (after all fees have been deducted, and provided the automatic step-up feature has not been suspended);

    . the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary, and (ii) the roll-up amount for the prior rider year, if any.

 TF1015                                                                    12

     Assume that you have reached a rider anniversary and that you are still in your roll-up period and have not made any withdrawals. Assume further that your Benefit Base as of your last rider anniversary was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended.


     Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

     .  Contract Value = $105,000

     .  Sum of (i) and (ii) = $106,500


        (i) Benefit Base on prior rider anniversary = $100,000


        (ii) Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

     Your Benefit Base will be $106,500.


  . The Rider Anniversary Following the End of the Roll-Up Period when (1) the youngest Covered Person has not yet attained age 70 and (2) the youngest Covered Person has attained age 70

   If the roll-up period has ended, and no withdrawals have been made from the contract, we will re-calculate the Benefit Base on the rider anniversary following the end of the roll-up period. The amount of the re-calculated Benefit Base will depend on whether the youngest Covered Person has attained the Benefit Base Multiplier Age, currently age 70, by that rider anniversary. If the youngest Covered Person had not attained age 70 by the rider anniversary immediately following the end of the roll-up period then we will re-calculate the Benefit Base again on the rider anniversary next following the date the youngest Covered Person attains age 70. For each situation, the recalculated Benefit Base is determined as described below.


    1. Assuming the youngest Covered Person has not attained age 70 by the rider anniversary immediately following the end of the roll-up period, then on that rider anniversary, the Benefit Base will be set equal to the greater of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the second of the two values described below:

       . the Contract Value then in effect, (after all fees have been deducted, provided the automatic step-up feature has not been suspended);

       . the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary, and (ii) the roll-up amount for the prior rider year, if any.

 TF1015                                                                    13

     Assume that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has not yet attained age 70 and you have not made any withdrawals. Assume further that your Benefit Base as of your last rider anniversary was $176,257, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended.


     Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

     .  Contract Value = $105,000

     .  Sum of (i) and (ii) = $187,714


        (i) Benefit Base on prior rider anniversary = $176,257


        (ii) Roll-Up Amount for prior rider year = $176,257 x 6.5% = $11,457

     Your Benefit Base will be $187,714.

    2. Assuming the youngest Covered Person has attained age 70 by the rider anniversary immediately following the end of the roll-up period, then on that rider anniversary, the Benefit Base will be set equal to the greatest of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:

       . the Contract Value then in effect, (after all fees have been deducted, provided the automatic step-up feature has not been suspended);

       .  the Benefit Base Multiplier, currently 200%, multiplied by the sum of
          (i) the Benefit Base on the rider date, and (ii) all subsequent premium payments received during the first rider year;

       . the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary, and (ii) the roll-up amount for the prior rider year, if any.


     Assume that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has attained age 70 and you have not made any withdrawals. Assume further that your Benefit Base as of your last rider anniversary was $176,257, your Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the automatic step-up has not been suspended.


     Your Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

     .  Contract Value = $105,000

     .  200% x Sum of (i) and (ii) = $200,000

        (i) Benefit Base on the rider date = $100,000

        (ii) Subsequent premium payments = $0

     .  Sum of (i) and (ii) = $187,714


        (i) Benefit Base on prior rider anniversary = $176,257


        (ii) Roll-Up Amount for prior rider year = $176,257 x 6.5% = $11,457

     Your Benefit Base will be $200,000.

 TF1015                                                                    14

  . Rider Anniversary Next Following Youngest Covered Person's 70/th/ Birthday
   Occurring after the Rider Anniversary Immediately Following the End of the Roll-Up Period


   Assuming no withdrawals have been taken and the youngest Covered Person attained age 70 after the rider anniversary immediately following the end of the roll-up-period, then, on the next rider anniversary following the date the youngest Covered Person attains age 70, the Benefit Base will be set equal to the greatest of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:

       . the Contract Value then in effect, after all fees have been deducted, (provided the automatic step-up feature has not been suspended);

       . the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary;

       .  the Benefit Base Multiplier, currently 200%, multiplied by the sum of
          (i) the Benefit Base on the rider date and (ii) all subsequent premium payments received during the first rider year.


     Assume that you reached the rider anniversary following the end of the roll-up period several years ago, but still have not made any withdrawals from the contract. However, the youngest Covered Person celebrated his 70/th/ birthday during the prior rider year. Assume further, your Benefit Base on the prior rider anniversary was $180,000, your Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the automatic step-up has not been suspended.


     Your Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

     .  Contract Value = $105,000


     .  Benefit Base on prior rider anniversary = $180,000


     .  200% x Sum of (i) and (ii) = $200,000

        (i) Benefit Base on the rider date = $100,000

        (ii) Subsequent premium payments = $0

     Your Benefit Base will be $200,000.

  . Each Rider Anniversary After the Earlier of the First Withdrawal and the
   Rider Anniversary Following the End of the Roll-Up Period (except Rider Anniversary next following youngest Covered Person's 70/th/ birthday occurring after the Rider Anniversary immediately following the end of the Roll-Up Period)

   On each rider anniversary after the earlier of the first withdrawal and the rider anniversary following the end of the roll-up period, we will re-calculate the Benefit Base. The Benefit Base will be set equal to the greater of the following unless the automatic step-up feature has been suspended, in which case it will be set to the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary:

       . the Contract Value then in effect, after all fees have been deducted, (provided the automatic step-up feature, described below, has not been suspended);


       . the Benefit Base on the prior rider anniversary adjusted for any withdrawals taken since the prior rider anniversary plus if no withdrawals have been taken any premium payments since the prior rider anniversary.


     Assume that you made a withdrawal from the contract. Assume further, your current Benefit Base is $106,500, your Contract Value is $110,000 and the automatic step-up has not been suspended.

     Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

     .  Contract Value = $110,000

     .  Benefit Base = $106,500

     Your Benefit Base will be $110,000.

 TF1015                                                                    15

  . Automatic Step-Up Feature

   The Phoenix Flexible Withdrawal Protector rider includes an automatic step-up feature. Like the roll-up feature, the automatic step-up feature allows for an increase in the Benefit Base. At set intervals, currently on each anniversary of the rider date, we will automatically compare the Contract Value, after deduction of all fees, to the Benefit Base then in effect; that is, the Benefit Base on the prior rider anniversary plus any premium payments made since the prior rider anniversary. If the Contract Value, after deduction of all fees, is greater than such Benefit Base, we will automatically increase, or "step-up" the Benefit Base to equal the Contract Value. Any step-up occurs after any roll-up as described above. You should know the fee percentage for the rider may be increased if we step-up the Benefit Base. If you do not decline the automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base. You can decline the step up and any associated fee increase by contacting us no later than seven days prior to the rider anniversary. If you decline the step-up, the automatic step-up will not occur and the automatic step-up feature will be suspended immediately. If you decline an automatic step-up in the Benefit Base, we will continue to calculate any roll-ups as described above. Assuming your rider is still in effect at the next step-up interval, you may reactivate the automatic step-up option by contacting us at the phone number or address provided on the first page of the prospectus.

  . Taking Withdrawals


   The following section describes how taking withdrawals may impact the Benefit Base. Prior to the Benefit Eligibility Date, a withdrawal will reduce the Benefit Base by the same proportion as Contract Value is reduced by the withdrawal. If the Benefit Base is greater than the Contract Value at the time of the withdrawal, the withdrawal will reduce the Benefit Base by more than the withdrawal amount as shown in the example below. Then, on the Benefit Eligibility Date, which is generally the date the youngest Covered Person attains age 60, if the single life option is in effect or the date the younger spouse attains age 65, if the spousal life option is in effect, we will calculate the Annual Benefit Amount using the reduced Benefit Base.


     Assume the Contract Value is $50,000 and the Benefit Base is $75,000. A withdrawal of $5,000 is made prior to the Benefit Eligibility Date. The Contract Value is reduced by 10% ($5,000 / $50,000) as a result of the withdrawal. Therefore, the Benefit Base is reduced by 10% or $7,500. The new Benefit Base is $75,000 - $7,500 = $67,500.

   After you reach the Benefit Eligibility Date, whether withdrawals will reduce the Benefit Base depends on whether cumulative withdrawals in any rider year exceed the Annual Benefit Amount as described below. The Annual Benefit Amount is not available to you for withdrawals or payments unless you have reached the Benefit Eligibility Date,

    . If cumulative withdrawals in any rider year after the Benefit Eligibility Date do not exceed the Annual Benefit Amount then in effect, the Benefit Base will not be reduced.


    . If a withdrawal causes the cumulative withdrawals in any rider year after the Benefit Eligibility Date to exceed the Annual Benefit Amount, the amount withdrawn in excess of the Annual Benefit Amount and any subsequent withdrawals in that rider year are all considered excess withdrawals. Each excess withdrawal will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the excess withdrawal. This reduction in the Benefit Base reduces the amount of future permitted withdrawals and may also reduce any amount available for guaranteed payments if the Contract Value goes to zero.


    . You should know that, currently, withdrawals taken after the Benefit Eligibility Date to meet Required Minimum Distribution requirements as defined by the Internal Revenue Code are not considered to exceed the Annual Benefit Amount and therefore do not reduce the Benefit Base. However, we may change this rule at our discretion in which case such withdrawals taken following this change may be considered excess withdrawals as described below.

       For IRA and qualified plan contracts, cumulative withdrawals in any rider year after the Benefit Eligibility Date will be considered excess withdrawals only if they exceed the greatest of (a), (b) and (c), where:

       (a) = the current Annual Benefit Amount;

 TF1015                                                                    16

       (b) = the RMD for the 1st calendar year during the rider year; and

       (c) = the RMD for the 2nd calendar year during the same rider year.

     Sample calculations showing the effect of a withdrawal that is equal to the Annual Benefit Amount and then a withdrawal that is more than the Annual Benefit Amount

     Assume that your Contract Value is $100,000 and your Benefit Base is $120,000. Assume you are making your first withdrawal and that you have already reached the Benefit Eligibility Date.

     Since this is your first withdrawal (and it is occurring after the Benefit Eligibility Date), the Annual Benefit Percentage is determined by the youngest Covered Person's attained age on the date of first withdrawal. Assume this Annual Benefit Percentage is 5%. The Annual Benefit Amount therefore is $6,000, which is 5% multiplied by the Benefit Base (5% times $120,000). Now assume that the withdrawal amount is $6,000. Since your cumulative withdrawals during the rider year have not exceeded the Annual Benefit Amount, the amount withdrawn is not considered to be an excess withdrawal and there is no adjustment to your Benefit Base. So your Contract Value will decrease to $94,000 as a result of your withdrawal, but your Benefit Base will remain at $120,000.

     Assume that later that rider year, you withdraw an additional $10,000 and that the Contract Value prior to the withdrawal was $96,000. Your Contract Value would reduce to $86,000 as a result of the second withdrawal. Your cumulative withdrawals for the year are now $16,000, which exceeds your Annual Benefit Amount by $10,000. The excess withdrawal reduced your Contract Value by 10.42% ($10,000 divided by $96,000), and accordingly, your Benefit Base is reduced by 10.42%, from $120,000 to $107,500. Your Annual Benefit Amount would be recalculated as 5% of $107,500 or $5,375.

You should know that withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals, including withdrawals taken to meet Required Minimum Distribution requirements that do not exceed the Annual Benefit Amount are considered to be within the contract's free withdrawal amount. However, withdrawals above the Annual Benefit Amount, including withdrawals taken to meet Required Minimum Distribution requirements, are subject to any surrender charges imposed under the contract. Please see "Surrender of Contract and Withdrawals" and "Federal Income Taxes" for more information.

Extended Care Enhancement

The Extended Care Enhancement is an optional feature available with the Phoenix Flexible Withdrawal Protector rider that allows for an increase in the Annual Benefit Amount when the Covered Person is confined to a nursing home, and meets the conditions specified below. As with other benefits provided by the rider, this benefit is available only on and after the Benefit Eligibility Date. This feature is subject to state availability.

Conditions

We will increase the Annual Benefit Amount when the Covered Person has been confined to a nursing home as defined below for a least one day of the rider year, and has met the elimination period and waiting period requirements. This increase in the Annual Benefit Amount lasts for the same amount of time the Covered Person is confined and is calculated as described below. To meet the elimination period requirements, the Covered Person must have been confined to a nursing home for at least 180 consecutive days within the last 365 days. To meet the waiting period requirements, the Covered Person must not have been confined to a nursing home 12 months before the rider date and twelve months following the rider date. If you are confined to a nursing home during the waiting period, you will never be eligible for benefits under the Extended Care Enhancement.

    . A nursing home is a facility that is licensed to operate pursuant to the laws and regulations of the state in which is it located as a nursing home to provide 24-hour convalescent and related nursing care services 7 days a week by an on-site registered nurse on a continuing inpatient basis for persons who are

 TF1015                                                                    17
      chronically ill or who otherwise require assistance in performing the basic activities of daily living. The facility must provide care prescribed by a physician and performed or supervised by a registered graduate nurse. In addition the facility must have a planned program of policies and procedures developed with the advice of, and periodically reviewed by, at least one physician.

    . A nursing home does not include a hospital (acute care), a rehabilitation hospital, an assisted living facility, a facility for the treatment of alcoholism, drug addiction, mental illness, or nervous disorders, a rest home (a home for the aged or a retirement home), a residential care facility, or any other facility which does not, as its primary function, provide assistance in performing the basic activities of daily living.

No benefits under the Extended Care Enhancement feature will be provided if other similar benefits have been purchased through the Company, or any of its subsidiaries or affiliates.

If the Extended Care Enhancement feature is in effect, and you have met the above conditions, we will determine the Annual Benefit Amount by multiplying the Benefit Base by a specified percentage, currently 200%, multiplied by the Annual Benefit Amount Percentage. When the Covered Person is no longer confined to a nursing home, we will reduce the Annual Benefit Amount to that which is ordinarily provided under the Phoenix Flexible Withdrawal Benefit.

Payment of the Annual Benefit Amount when the Contract Value is greater than zero

The Annual Benefit Amount is not available to you before the Benefit Eligibility Date. After you reach the Benefit Eligibility Date, you may take withdrawals equal to the Annual Benefit Amount each year the Contract Value is greater than zero. You can establish a Systematic Withdrawal Program for payments equal to a specified amount or can request payments according to your own schedule. See "Systematic Withdrawal Program" for additional details about how to use this program and the program's restrictions.

Payment of the Annual Benefit Amount when the Contract Value is zero

The Annual Benefit Amount is not available to you before the Benefit Eligibility Date. If, when the Contract Value goes to zero, the Benefit Base is greater than zero, then, one month after the later of the date the Contract Value goes to zero and the Benefit Eligibility Date, we will begin to pay you equal monthly payments of an amount that will equal the Annual Benefit Amount divided by twelve. We will make these payments under the single life option or spousal life option, whichever you selected at the time you purchased the rider. For the single life option, all Covered Persons must be living on the date we make the first payment, and for the spousal life option, at least one spouse must be living. Payments will continue until the first death of any Covered Person(s) for the single life option, or until the death of the surviving spouse for the spousal life option. We may change the payment frequency to annual if a monthly payment would be otherwise less than any minimum payment requirement.

Maximum Maturity Date Benefit

If your Contract Value is greater than zero and you cannot extend the maturity date of the contract any later, this rider allows you to exchange the Contract Value for lifetime payments equal to the Annual Benefit Amount in lieu of applying the Contract Value to one of the annuity payment options offered under the contract. Otherwise, your contract will enter the annuity period and you may choose any of the annuity options then available. See "The Annuity Period".

Termination of Phoenix Flexible Withdrawal Benefit

The rider will terminate without value on the date the first of any of the following events occur:

   1. any Covered Person is changed;

   2. annuity payments begin under an annuity payment option as described in the contract;

   3. the contract, to which the rider is attached, terminates;

   4. the owner elects to terminate the rider;

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

   5. any portion of the Contract Value is no longer invested in one of the approved asset allocation programs;

   6. the Contract Value and Benefit Base are both reduced to zero;

   7. any Covered Person under the single life option, or the surviving Covered Person under the spousal life option dies; or

   8. you assign any rights or interest in the rider.

Once the rider is terminated it cannot be reinstated and the pro rata portion of the rider fee will be deducted from the Contract Value on the date the rider terminates.

Special Risks Associated with Withdrawals

The following chart demonstrates special risks that are associated with taking withdrawals when the Phoenix Flexible Withdrawal Protector is attached to a contract when the Contract Value and Benefit Base are both greater than zero. Whether or not a withdrawal is considered "permitted" or "excess" is described in the section "Taking Withdrawals", in the description of the Benefit Base. When the Contract Value is reduced to zero, lifetime payments will begin and withdrawals are no longer allowed from the contract.

                                                         Permitted    Excess
               Scenario                  No Withdrawals Withdrawals Withdrawals
-------------------------------------------------------------------------------
Automatic Contract Value reduction                           X           X
-------------------------------------------------------------------------------
Reduction to Benefit Base                                                X
-------------------------------------------------------------------------------
Gives you the highest potential Annual
  Benefit Amount available under the
  rider/1/                                     X
-------------------------------------------------------------------------------
Cancels your ability to have subsequent
  premium payments automatically
  increase the Benefit Base                                  X           X
-------------------------------------------------------------------------------
Cancels your ability to "roll-up" and
  increase your Benefit Base                                 X           X
-------------------------------------------------------------------------------
Reduces the likelihood of an automatic
  step-up/2/                                                 X           X
-------------------------------------------------------------------------------
Premium payments increase the
  Benefit Base                                 X
-------------------------------------------------------------------------------
Potential to terminate the rider
  without value if reduces the Contract
  Value to zero                                                          X
-------------------------------------------------------------------------------
Permanently sets the Annual Benefit
  Percentage                                                 X           X
-------------------------------------------------------------------------------
Permanently sets the Annual Benefit
  Amount if the Contract Value is
  reduced to zero and the Benefit Base
  is greater than zero                                       X
-------------------------------------------------------------------------------
Potential surrender charges                                              X
-------------------------------------------------------------------------------
Potential premium taxes and/or federal
  income tax consequences                                    X           X
-------------------------------------------------------------------------------

/1/The potential Annual Benefit Amount is greatest if at the end of the roll-up period, no withdrawals have been made and the youngest Covered Person has attained the Benefit Base Multiplier Age.

/2/In order to obtain an automatic step-up, your Contract Value must be greater than your Benefit Base on the rider anniversary. If you make withdrawals, your Contract Value will automatically decline, therefore reducing the likelihood that your Contract Value will be greater than your Benefit Base on your next rider anniversary, thus also reducing the likelihood that you will be able to step-up your Benefit Base.

               PLEASE KEEP THIS INFORMATION WITH YOUR PROSPECTUS

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